First Letter of Addendum and First Amendment to

August 6, 2014 Purchase, Sale and Joint Exploration Agreement

By and Between Rangeford Resources, Inc. and Black Gold Kansas Production, LLC

Dated:  August 6, 2014

Whereas, Rangeford Resources, Inc. (“RGFR”) and Black Gold Kansas Production, LLC (“BGKP”) are party to a Purchase, Sale and Joint Exploration Agreement, executed on August 6, 2014, (the “PSA”), to purchase certain BGKP assets in Wyoming for consideration of $2,352,000;

Whereas, RGFR is trying to raise the capital necessary to consummate the actions contemplated by the PSA; and

Whereas, during the time between the execution of the PSA and the time funding will occur, certain new invoices and liabilities have arisen that affect the total consideration;

Whereas, RGFR and BGKP wish to amend the provisions of the PSA’s to  clarify;

Now therefore, in consideration for the mutual consideration set forth herein, the parties do hereby agree to amend the PSA as follows:

I.

Amendment to Purchase and Sale

Section 12.8, of the PSA shall be added and incorporated in its entirety as follows:

This PSA shall not be interdependent with or upon the Joint Exploration Agreement referenced and included as an addendum to the PSA, and no default under the Joint Exploration Agreement shall in any way affect this Agreement or the validity of this purchase and sale.

II.

Additional Provisions

1.

Except as expressly set forth herein, no terms of the Purchase Sale and Exploration Agreement or any ancillary agreements have been changed, altered or amended and all such agreements shall remain in full force and effect in accordance with their respective terms.

2.

This document may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute one agreement.

Signature Page Follows

Accepted and Agreed to by:

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Rangeford Resources, Inc.

By:  /s/ Colin C. Richardson

Colin C. Richardson

President

Date:  August 6, 2014

And,

Black Gold Kansas Production, LLC

By: _____________________________________________________

Stephen Nadeau

Managing Member

Date:  June ___, 2014

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